American Century Mutual Funds, Inc. Prospectus Supplement NT Growth Fund
Supplement dated July 23, 2021 ■ Prospectus dated March 1, 2021

The changes below will be effective as of September 1, 2021.
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the fund effective September 1, 2021.

The following replaces the entry for Gregory J. Woodhams under Portfolio Managers on page 5 in the prospectus:
Joseph Reiland, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2000.

The following replaces the entry for Gregory J. Woodhams under The Fund Management Team on page 8 in the prospectus:
Joseph Reiland
Mr. Reiland, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2000. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

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